EXHIBIT 10.14


[ONTRACK(R) LETTERHEAD]


February 9, 1999

Mr. Lee Lewis
5587 Bristol Lane
Minnetonka, MN 55343

Dear Lee:

On behalf of ONTRACK Data International, Inc. (ONTRACK), I would like to congratulate you and extend this offer of employment for the President & Chief Operating Officer position. Upon acceptance, your employment would commence on February 11, 1999, and you would report to Mike Rogers, CEO. ONTRACK uses a semi-monthly payroll schedule; payday is the 15th day and the last day of each calendar month. Outlined below is your Total Compensation Package:

COMPENSATION PACKAGE:

================================================================================
COMPONENT*                                       DETAILS
================================================================================
SALARY                        $12,500 per month
--------------------------------------------------------------------------------
MEDICAL INSURANCE             HealthPartners Choice Plan - HMO
                              80% of the premium paid by ONTRACK
--------------------------------------------------------------------------------
DENTAL INSURANCE              HealthPartners Choice Plan - HMO
                              50% of the premium paid by ONTRACK
--------------------------------------------------------------------------------
TERM LIFE INSURANCE           $50,000
                              100% of the premium paid by ONTRACK
--------------------------------------------------------------------------------
ADDITIONAL LIFE INSURANCE     Optional for Employee, Spouse, and Children
--------------------------------------------------------------------------------
SHORT TERM DISABILITY         Company pays 100% of premium
--------------------------------------------------------------------------------
LONG TERM DISABILITY          Company pays 100% of premium
--------------------------------------------------------------------------------
CAFETERIA PLAN (TAX BENEFIT)  Eligible the 1st of the month following 30 days of employment; allows employees to use pre-tax
                              dollars for expenses not covered under
                              medical/dental plan
--------------------------------------------------------------------------------
PROFIT SHARING                Eligible after one year of service (Jan. 1 - Dec.
                              31)
                              Contribute up to 15% of annual salary
--------------------------------------------------------------------------------
401K PLAN                     Eligible after 1 month of employment on the 1st
                              day the next quarter
                              Contribute up to 15% of annual salary - 6
                              investment options
--------------------------------------------------------------------------------
EMPLOYEE STOCK PURCHASE       Eligible after 90 days of employment on the 1st
PLAN                          day of the next quarter
                              Ability to buy ONTRACK stock at a 15% discount
--------------------------------------------------------------------------------
STOCK OPTIONS                 Stock options in the amount of 100,000 shares. The
                              grant price for these shares will be determined by
                              using the closing price of the first day of your
                              employment.
                              They will be subject to a three-year vesting
                              schedule.
--------------------------------------------------------------------------------
HOLIDAYS                      Eight paid holidays a year
                              Personal time: 16 hours a year
--------------------------------------------------------------------------------
VACATION                      0-4 years:  160 hours  |  10-20 years: 160 hours
                              5-10 years: 160 hours  |  20-30 years: 200 hours
--------------------------------------------------------------------------------
SICK LEAVE                    Pro-rated 1st year of employment
                              6 full days on January 1st of following year
--------------------------------------------------------------------------------
TUITION REIMBURSEMENT         Job related classes and/or seminars are
                              reimbursable, up to $3,000 per year, on a
                              pre-approved basis; A or B letter grade is
                              required. Eligibility at 6 months.
--------------------------------------------------------------------------------
EMPLOYEE REFERRAL PROGRAM     $750.00 for full-time employees
                              $250.00 for part-time, temporary, & contract
                              employees
--------------------------------------------------------------------------------


ONTRACK OFFER LETTER
PAGE 1

------------------------------------------------------------------------------------
ADDITIONAL BENEFITS  - Direct Deposit                     - Local Merchant Discounts
                     - Health Club membership discounts   - Discount Movie Passes
                     - Membership Banking                 - Smoke Free Environment
                     - "Casual Dress" Fridays
------------------------------------------------------------------------------------

ONTRACK is an at-will emmployer; this letter and/or attachments does not guarantee employment for any length of time. This offer is contingent upon a successful background check and a successful (negative) drug test. This drug test must be taken within one week of the date of this offer letter. A condition of employment is the signing of the enclosed Condifentiality Agreement and Covenant Not to Compete form. This form and the original of this offer letter must be signed, dated and returned before your first day of employment. Please call should you have any questions regarding the drug test or this agreement.

On your first day, please bring information with you to complete the Employment Eligibility Verification Form (I-9) (i.e. a passport or your driver's license and social security card).

If this offer letter meets your approval, sign one copy of the letter and the Agreement and return it to me before your first day of employment. This offer letter is null and void if it is not signed and returned to ONTRACK within 30 days of the date of this letter. We look forward to working with you in meeting mutual goals!

Sincerely,


/s/ Cindy Mustful

Cindy Mustful
Human Resources

Enclosures

I hereby accept this offer with the terms and conditions stated within, and any other terms and conditions which ONTRACK may later lawfully impose from time to time.


/s/ Lee Lewis                                2/10/99
-----------------------------------          -----------------------------------
Lee Lewis                                    Date

* The above company compensation package/benefits are subject to change.

Enclosures: Confidentiality Agreement


ONTRACK OFFER LETTER
PAGE 2